Commitments And Contingencies (Schedule Of Reconciliation Of The Beginning And Ending Balances Of Accrued Product Warranty Cost) (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011
Commitments And Contingencies [Abstract]
Balance at beginning of year	¥ 5,598	¥ 6,707
Addition	3,638	3,750
Utilization	(3,788)	(4,305)
Other	428	(554)
Balance at end of year	¥ 5,876	¥ 5,598